Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Zvi Yemini, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of TechCare Corp. on Form 10-Q for the period ended March 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents in all material respects the financial condition and results of operations of TechCare Corp. as of and for the period ended March 31, 2017 as presented in such report. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such annual report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

By: /s/ Zvi Yemini

Name: Zvi Yemini

Title: CEO

Date: June 12, 2017